UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,  D.C. 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2017 (October 4, 2017)
TRONOX LIMITED
(Exact name of registrant as specified in its charter)
Western Australia, Australia	1-35573	98-1026700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Stamford Plaza 263 Tresser Boulevard, Suite 1100 Stamford, Connecticut 06901	Lot 22 Mason Road Kwinana Beach, WA 6167 Australia

(Address and Zip Code of principal executive offices)

(202) 705-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 8.01. OTHER EVENTS.
On October 4, 2017, Tronox Limited (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, Exxaro Resources Limited (the “Selling Shareholder”), and J.P. Morgan Securities LLC, Barclays Capital Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to an underwritten offering and sale of 19,500,000 shares (the “Shares”) of the Company’s Class A ordinary shares (“Class A ordinary shares”), pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-220765), filed on October 2, 2017, as supplemented by the prospectus supplement, dated October 4, 2017. All of the Shares were sold by the Selling Shareholder. Pursuant to the Underwriting Agreement, the Underwriters agreed to purchase the Shares at a price of $21.12 and were granted a 30-day option to purchase up to an additional 2,925,000 Class A ordinary shares from the Selling Shareholder.
On October 5, 2017, the Underwriters exercised in full their option to purchase an additional 2,925,000 Class A ordinary shares. The sale of 22,425,000 Class A ordinary shares (including the additional 2,925,000 Class A ordinary shares sold pursuant to the Underwriters’ option) settled on October 10, 2017. The Selling Shareholder received all of the net proceeds from the offering. No Class A ordinary shares were sold by the Company.
The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and also provides for customary indemnification by each of the Company, the Selling Shareholder, and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.
The description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 99.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
Exhibit Number	Description

5.1	Opinion of Ashurst Australia.
23.1	Consent of Ashurst Australia (included in Exhibit 5.1).
99.1
Underwriting Agreement, dated October 4, 2017, by and among the Company, the Selling Shareholder, J.P. Morgan Securities LLC, Barclays Capital Inc., and Morgan Stanley & Co. LLC, as representatives of the several underwriters thereto.

EXHIBIT INDEX
Exhibit Number	Description

5.1	Opinion of Ashurst Australia.
23.1	Consent of Ashurst Australia (included in Exhibit 5.1).
99.1
Underwriting Agreement, dated October 4, 2017, by and among the Company, the Selling Shareholder, J.P. Morgan Securities LLC, Barclays Capital Inc., and Morgan Stanley & Co. LLC, as representatives of the several underwriters thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX LIMITED

By:	/s/ Richard L. Muglia

Richard L. Muglia
Senior Vice President, General Counsel and Secretary
Date: October 10, 2017